Debt and Financing Arrangements	12 Months Ended
Apr. 30, 2014
Debt and Financing Arrangements [Abstract]
Debt and Financing Arrangements

NOTE 9	DEBT AND FINANCING ARRANGEMENTS

Long-term debt consists of the following:

	Year Ended April 30,
	2014	2013
4.78% Senior Notes due June 1, 2014	$100.0	$100.0
6.12% Senior Notes due November 1, 2015	24.0	24.0
6.63% Senior Notes due November 1, 2018	392.0	395.0
3.50% Senior Notes due October 15, 2021	763.8	748.8
5.55% Senior Notes due April 1, 2022	300.0	350.0
4.50% Senior Notes due June 1, 2025	400.0	400.0

Total long-term debt	$1,979.8	$2,017.8
Current portion of long-term debt	100.0	50.0

Total long-term debt, less current portion	$1,879.8	$1,967.8

The 3.50 percent Senior Notes were issued in a public offering and the remaining Senior Notes were privately placed. The Senior Notes are unsecured and interest is paid semiannually. Scheduled payments are required on the 5.55 percent Senior Notes, of which $75.0 is due on April 1, 2016, and on the 4.50 percent Senior Notes, the first of which is $100.0 on June 1, 2020. During 2014, $50.0 was paid on the 5.55 percent Senior Notes. Scheduled principal payments on our long-term debt are: $100.0 in 2015; $99.0 in 2016; $37.5 in 2017; $37.5 in 2018; and $413.5 in 2019. We may prepay at any time all or part of the Senior Notes at 100 percent of the principal amount thereof, together with accrued and unpaid interest, and any applicable make-whole amount.

During 2014, we entered into an interest rate swap, with a notional amount of $750.0, on the 3.50 percent Senior Notes due October 15, 2021, effectively converting the Senior Notes from a fixed- to variable-rate basis. The interest rate swap was designated as a fair value hedge of the underlying debt obligation. At April 30, 2014, a net gain from changes in the fair value of the interest rate swap of $14.9 was recognized in interest expense with a corresponding offset due to changes in the fair value of the hedged underlying debt, resulting in no net impact to interest expense. For additional information, see Note 11: Derivative Financial Instruments.

During 2014, we entered into an amended and restated credit agreement with a group of 11 banks. The credit facility, which amended and restated our $1.0 billion credit agreement dated as of July 29, 2011, provides for a revolving credit line of $1.5 billion and extends the maturity to September 6, 2018. Borrowings under the revolving credit facility bear interest based on the prevailing U.S. Prime Rate, Canadian Base Rate, London Interbank Offered Rate (“LIBOR”), or Canadian Dealer Offered Rate, based on our election. Interest is payable either on a quarterly basis or at the end of the borrowing term. At April 30, 2014, we had a balance outstanding under the revolving credit facility of $248.4 at a weighted-average interest rate of 1.22 percent. We had standby letters of credit of $5.7 outstanding at April 30, 2014.

Interest paid totaled $83.3, $97.7, and $86.6 in 2014, 2013, and 2012, respectively. This differs from interest expense due to the timing of payments, amortization of fair value adjustments, effect of the interest rate swap, amortization of debt issue costs, and interest capitalized.

Our debt instruments contain certain financial covenant restrictions, including consolidated net worth, a leverage ratio, and an interest coverage ratio. We are in compliance with all covenants.

Subsequent to April 30, 2014, we made additional borrowings under our revolving credit facility, bringing the total outstanding balance to $490.0 at June 20, 2014, at a weighted-average interest rate of 1.05 percent. The additional funds were used for the repayment of the 4.78 percent Senior Notes due June 1, 2014, and for general corporate purposes.